UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Lumen Technologies, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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LUMEN TECHNOLOGIES, INC.

100 CENTURYLINK DR

MONROE, LOUISIANA 71203-2041

D36685-P50904-Z79268

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 19, 2021

You invested in LUMEN TECHNOLOGIES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting them prior to May 5, 2021. If you would like to request a copy of the proxy materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	May 19, 2021
vote without entering a	12:00 NOON CDT
control number
Virtually at: www.virtualshareholdermeeting.com/LUMN2021

*	Many shareholder meetings have attendance requirements on how to participate. Please check the meeting materials for any special requirements for meeting participation.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Board
Voting Items		Recommends

1. Elect 11 directors.

1a.	Quincy L. Allen	For

1b.	Martha Helena Bejar	For

1c.	Peter C. Brown	For

1d.	Kevin P. Chilton	For

1e.	Steven T. “Terry” Clontz	For

1f.	T. Michael Glenn	For

1g.	W. Bruce Hanks	For

1h.	Hal Stanley Jones	For

1i.	Michael Roberts	For

1j.	Laurie Siegel	For

1k.	Jeffrey K. Storey	For

2. Ratify the appointment of KPMG LLP as our independent auditor for 2021.		For

3. Ratify the amendment to our Amended and Restated NOL Rights Plan.		For

4. Advisory vote to approve our executive compensation.		For

5. In their discretion to vote upon such other business as may properly come before the Meeting.

NOTE: If you plan to attend the meeting and would like directions, please visit our website, ir.lumen.com.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D36686-P50904-Z79268